Contents of Significant Accounts - Inventories, Net (Detail) $ in Thousands, $ in Thousands	Jan. 01, 2018 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2017 TWD ($)	Dec. 31, 2016 TWD ($)
Classes of current inventories [Abstract]
Raw materials			$ 2,354,410	$ 2,248,589
Supplies and spare parts			3,007,669	2,795,371
Work in process			11,492,450	10,712,396
Finished goods			1,402,971	1,241,459
Total	$ 18,154,700	$ 615,975	$ 18,257,500	$ 16,997,815